Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 3, 2006, between Vineyard National Bancorp, a California corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of Common Stock (as defined herein) as set forth herein on the Closing Date (as defined herein) pursuant to an effective Registration Statement on Form S-3, Commission File No. 333-128015.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions

. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the second (2nd) Trading Day following the date of this Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, no par value, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Community Reinvestment Act” means the Community Reinvestment Act of 1977, as amended.

“Company Counsel” means Patton Boggs LLP.

“Disclosure Materials” means the SEC Reports and the Schedules, considered together.

“Effective Date” means the date that the Registration Statement was first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Lien” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means any of (a) an adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) a material and adverse impairment to the Company’s ability to perform, on a timely basis, its obligations under any Transaction Document.

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals $26.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prospectus Supplement” means the prospectus supplement filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act and deemed to be part of the Registration Statement at the time of effectiveness.

“RBC” means RBC Capital Markets Corporation.

“Rancho” means Rancho Bank.

“Registration Statement” means the registration statement on Form S-3 of the Company, (Commission File No. 333-128015) covering the sale by the Company to the Purchaser of the Shares, including the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Regulation S-X” means Regulation S-X promulgated by the Commission pursuant to the Exchange Act.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Schedules” means the disclosure schedules prepared by the Company and attached to this Agreement.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Short Sale” means all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act.

“Subscription Amount” means, as to the Purchaser, the amount set forth below the Purchaser’s signature block on the signature page hereto, in United States dollars and in immediately available funds.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement and any other instruments, documents or agreements executed or delivered in connection with the transactions contemplated hereunder, including, without limitation, the Registration Statement.

“Transfer Agent” means U.S. Stock Transfer Corporation.

“Vineyard Bank” means Vineyard Bank, a California-charted commercial bank having its principal place of business in Rancho Cucamonga, California.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, the Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser, a number of Shares equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price. Upon satisfaction of the conditions set forth in Section 2.3, the Closing shall occur telephonically or at such location as the parties shall mutually agree.

2.2 Deliveries

.

(a) On the Closing Date, the Company shall:

(i) deliver the number of Shares equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price, in accordance with the Purchaser’s election on the Purchaser’s signature page hereto by either:

(1) electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by the Transfer Agent, to the Investor at the Closing. No later than one (1) Business Day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall: (I) direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained, which broker-dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares by means of an electronic book entry delivery, and (II) remit by wire transfer the amount of funds equal to the aggregate purchase price for the shares being purchased by the Purchaser to the following account:

Vineyard Bank
Rancho Cucamonga, CA
ABA # 122-238-572
Account Name: Vineyard National Bancorp
Account #: 1225206; or

(2) delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Purchaser’s name and address as set forth below and released by the Transfer Agent to the Purchaser at the Closing directly to the account(s) at RBC Capital Markets Corporation identified by the Purchaser and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). No later than one (1) Business Day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall: (I) notify RBC of the account or accounts at RBC Capital Markets Corporation to be credited with the Shares being purchased by such Investor, and (II) confirm that the account or accounts at RBC Capital Markets Corporation to be credited with the Shares being purchased by the Purchaser have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

In both instances, it is the Purchaser’s responsibility to (A) make the necessary wire transfer or confirm the proper account balance in a timely manner and (B) arrange for settlement by way of DWAC or DVP in a timely manner. If the Purchaser does not deliver the aggregate purchase price for the Shares or does not make proper arrangements for settlement in a timely manner, the Shares may not be delivered at Closing to the Purchaser or the Purchaser may be excluded from the Closing altogether;

(ii) deliver or cause to be delivered to the Purchaser any prospectus and Prospectus Supplement as required under the Securities Act; and

(iii) deliver or cause to be delivered to the Purchaser a legal opinion of Company Counsel, in the form of Exhibit A attached hereto, addressed to the Purchaser and providing that RBC and the Purchaser are entitled to rely thereon.

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the Purchaser’s Subscription Amount by either:

(i) if the Purchaser elects to settle the Shares pursuant to Section 2.2(a)(i)(1), then on the Closing Date, the Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Purchaser to an account designated by the Company;

(ii) if the Purchaser elects to settle the Shares pursuant to Section 2.2(a)(i)(2), then no later than one (1) Business Day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall confirm that the account or accounts at RBC Capital Markets Corporation to be credited with the Shares being purchased by the Purchaser have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) all representations and warranties of the Purchaser contained herein were true and correct on the date hereof and remain true and correct as of the Closing Date;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) the Purchaser shall have delivered the Subscription Amount in accordance with Section 2.2(b) of this Agreement; and

(iv) the transactions contemplated in each of those other Securities Purchase Agreements, each dated the date hereof and each containing terms and conditions substantially similar to the terms and conditions hereof, shall be consummated prior to, simultaneous with or immediately following the transactions contemplated hereby.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met or waived in writing by the Purchaser:

(i) all representations and warranties of the Company contained herein were true and correct on the date hereof and remain true and correct as of the Closing Date;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the Company shall have delivered the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the Prospectus Supplement shall have been filed with the Commission and the Registration Statement shall be effective and available for the issuance and sale of the Shares hereunder;

(vi) RBC shall have received signed letters from Vavrinek, Trine, Day & Co., LLP (“VTD”) and, to the extent the Closing is on or after the date the Company’s Form 10-Q for the quarterly period ended March 31, 2006, KPMG LLP (“KPMG”), addressed to RBC and dated, respectively, the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to RBC, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained (directly or via incorporation by reference) in the Registration Statement;

(vii) no order preventing or suspending the use of any prospectus or the Prospectus Supplement shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the satisfaction of the Commission and the Purchaser;

(viii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York state authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing; and

(ix) the transactions contemplated in each of those other Securities Purchase Agreements, each dated the date hereof and each containing terms and conditions substantially similar to the terms and conditions hereof, shall be consummated prior to, simultaneous with or immediately following the transactions contemplated hereby.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that, except as set forth in the Registration Statement:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in the SEC Reports. Except as disclosed in the SEC Reports and as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, other than restrictions on transfer under applicable securities laws, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational, charter or equivalent documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or stockholders in connection herewith and therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable laws.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, approval (including, but not limited to, the approval of the stockholders of the Company), waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.1 and Section 4.4, (ii) filings required in connection with the issuance and listing on the Nasdaq National Market of the Shares (iii) such filings as are required to be made under applicable state securities laws and (iv) those that have been obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The issuance by the Company of the Shares has been registered under the Securities Act and all of the Shares are freely transferable and tradable by the Purchaser without restriction. The Registration Statement is effective and available for the issuance of the Shares and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Shares hereunder. Upon receipt of the Shares and making payment for them in accordance with the terms hereof, the Purchaser will have good and marketable title to such purchased Shares and the Shares will be freely tradable on the Nasdaq National Market.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is set forth in the SEC Reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as set forth in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares and except as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, Common Stock Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or Common Stock Equivalents. Except as set forth in Schedule 3.1(g), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchaser true, correct and complete copies of all SEC Reports filed within 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Registration Statement and any prospectus included therein, including the prospectus supplement to be filed covering the transactions covered hereby, comply or will comply, as the case may be, in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder, and none of the Registration Statement or any such prospectus contains or contained any untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any prospectus, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since the date of the latest audited financial statements included within the Company’s most recent Annual Report on Form 10-K, except as specifically disclosed in the SEC Reports (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s consolidated financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) neither the Company nor any Subsidiary has altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) neither the Company nor any Subsidiary has issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company or Subsidiary stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. There is no action, claim, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company or any Subsidiary, threatened against or affecting the Company or any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary nor any director or officer of the Company or any Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company and any Subsidiary, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company and any Subsidiary, is imminent with respect to any of the employees of the Company or any Subsidiary.

(l) Compliance. Neither the Company nor any Subsidiary (i) is, except as set forth on Schedule 3.1(l), in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, which violation would have a Material Adverse Effect. The Company is in compliance with the requirements that are currently applicable to it under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Material Permits. The Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of Actions relating to the revocation or modification of any Material Permit.

(n) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Shares and the Purchaser’s ownership of the Shares.

(o) Title to Assets. The Company and each Subsidiary has good and marketable title in fee simple to all real property owned by them that is material to their respective business and good and marketable title in all personal property owned by the Company and each Subsidiary that is material to their respective business, in each case free and clear of all Liens, except for such Liens as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and each Subsidiary. Any real property and facilities or personal property held under lease by the Company and any Subsidiary is held by the Company and such Subsidiary, respectively, under valid, subsisting and enforceable leases with which the Company and such Subsidiary are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(p) Patents and Trademarks. The Company and each Subsidiary has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its respective business as described in the SEC Reports with respect to which the failure to do so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received written notice that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company and each Subsidiary, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the intellectual property rights of others.

(q) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and neither the Company nor any Subsidiary has taken any action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted (including Rule 4350 of the Nasdaq Stock Market if the Trading Market is the Nasdaq National or Nasdaq Capital Market), and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchaser the maximum number of Shares contemplated by Transaction Documents, including such as may be required pursuant to Nasdaq Rule 4350.

(r) Disclosure. Except as provided in Schedule 3.1(r), neither the Company nor any Subsidiary nor any other Person acting on its or their behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material, non-public information except with respect to the transactions contemplated by the Transaction Documents (which will be disclosed pursuant to Section 4.1). The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, any Subsidiary, their respective businesses and the transactions contemplated hereby furnished by or on behalf of the Company or any Subsidiary with respect to the transactions contemplated hereby and the representations and warranties made herein and the Schedules are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(s) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would, to the knowledge of the Company, cause the sale of the Shares to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(t) Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser’s purchase of the Shares. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(u) Acknowledgement Regarding Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.7 hereof as to the Purchaser), it is understood and agreed by the Company (i) that none of the Purchaser or any Person to whom an offer of Shares has been made (each, an “Offeree”) has been asked to agree, nor has the Purchaser or Offeree agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares, securities of the Company, or “derivative” securities based on securities issued by the Company for any specified term; (ii) that past or future open market or other transactions by the Purchaser or Offeree, including without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that the Purchaser or Offeree, and counter parties in “derivative” transactions to which the Purchaser or Offeree is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that the Purchaser or Offeree shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

(v) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors or for loans granted in the ordinary course of business) that either as of the date hereof would be, or, will after the date hereof be, required to be disclosed in an SEC Report pursuant to Item 404 of Regulation S-K.

(w) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the Company’s most recently ended fiscal year (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(x) Investment Company. The Company is not, and will not after the consummation of the offering of Shares contemplated by this Agreement be, an “investment company” or an Affiliate of an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(y) Certain Fees. Except with respect to RBC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Purchaser pursuant to written agreements executed by the Purchaser which fees or commissions shall be the sole responsibility of the Purchaser ) made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(y) that may be due in connection with the transactions contemplated by this Agreement.

(z) Regulation S-X. In connection with the acquisition (by merger, consolidation or otherwise) of Rancho by the Company, the Company is not required to include historical financial information under Rule 3.05 of Regulation S-X or pro forma financial information under Rule 11.01 of Regulation S-X in the Registration Statement.

(aa) Auditors. Effective March 28, 2006, the Company changed auditors from VTD to KPMG. During the period from the date of VTD’s original engagement by the Company through the date of their resignation, the Company had no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the former auditors’ satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements. There are no disagreements of any kind presently existing between KPMG and the Company.

(bb) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(cc) Press Releases. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(dd) Community Reinvestment Act. The most recent regulatory rating given to Vineyard Bank as to compliance with the Community Reinvestment Act is “satisfactory.” To the knowledge of the Company, since Vineyard Bank’s last regulatory examination of Community Reinvestment Act compliance, Vineyard Bank has not received any complaints as to Community Reinvestment Act compliance.

3.2 Representations and Warranties of the Purchaser

. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary corporate, limited liability company, partnership or similar action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchaser was not formed and is not being used solely for the purpose of purchasing or holding the Shares pursuant to this Agreement.

(b) Distribution. The Purchaser is purchasing the Shares for its own account and not with a view to distribution. The Purchaser (i) does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares, and (ii) has no present plan, intention or understanding and has made no arrangement to sell any Shares at any predetermined time or for any predetermined price. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c) Purchaser Status. The Purchaser is either (i) a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act or (ii) an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) No Trading. The Purchaser represents and warrants that, except as otherwise disclosed to the Company in writing, from April 24, 2006 (the “Discussion Time”), up through the execution of this Agreement, the Purchaser did not, directly or indirectly, execute any Short Sales or engage in any other trading in the Common Stock or any derivative security thereof.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m., Eastern time, on the second Trading Day following the date hereof, issue a press release and file a Current Report on Form 8-K which attaches as exhibits all agreements relating to this transaction, including, but not limited to, this Agreement, in each case reasonably acceptable to counsel to the Purchaser, disclosing the material terms of the transactions contemplated hereby, and shall file the prospectus supplement delivered by the Company in connection herewith with the Commission via the EDGAR system on a timely basis. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, except as set forth in the exhibits to be attached to the Form 8-K contemplated above, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld), except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (i) or (ii).

4.2 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.3 Indemnification of Purchaser. Subject to the provisions of this Section 4.3, the Company will indemnify and hold the Purchaser and its directors, officers, stockholders, partners, members, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur (the “Indemnified Liabilities”) as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action brought or made against such Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, or (iii) the status of the Purchaser or holder of the Shares as an investor in the Company. The Company shall not be liable to the Purchaser under this provision in respect of any Indemnified Liability if such liability arises out of any misrepresentation by the Purchaser in Section 3.2 of this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Section 4.3 for any settlement by a Purchaser Party effected without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed.

4.4 Reservation and Listing of Common Stock.

The Company shall promptly secure the listing of all of the Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or quoted. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Shares on a Trading Market. The Company further agrees that if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of the Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.5 [Intentionally left blank.].

4.6 Approval of Subsequent Equity Sales. The Company shall not issue Common Stock or Common Stock Equivalents if such issuance would require stockholder approval of the transactions contemplated by the Transaction Documents pursuant to Rule 4350 of the NASD Marketplace Rules or any similar rule of any other Trading Market, unless and until such stockholder approval is obtained prior to such issuance.

4.7 Trading Limitations and Restrictions on Short Sales. The Purchaser represents, warrants, covenants and agrees that (a) from the Discussion Time through the date hereof, the Purchaser did not, and (b) from the date hereof until the date the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.1, the Purchaser will not, directly or indirectly, trade in the Common Stock or execute or effect (or cause to be executed or effected) any Short Sale in the Common Stock. Furthermore, for the time period set forth in clause (b) above, the Purchaser will not directly or indirectly sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to shares of Common Stock, except in compliance with all relevant securities laws and regulations.

Notwithstanding the foregoing, the Purchaser makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.1.

4.8 Filing of Prospectus Supplement. The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. The Company shall prepare the Prospectus Supplement in a form approved by RBC and the Purchaser and file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the rules and regulations promulgated under the Securities Act (the “Rules”). The Company shall promptly advise the Purchaser in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus Supplement shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus Supplement or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus Supplement, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or the Prospectus Supplement relating to the transactions contemplated by this Agreement unless the Company has furnished RBC and the Purchaser a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Purchaser reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules (or, in lieu thereof, the notice referred to in Rule 173(a)), an event or development occurs as a result of which the Prospectus Supplement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus Supplement to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the fourth sentence of this Section 4.8, an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into the Transaction Documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) in all other cases, upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns

. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the Purchaser.

5.7 No Third-Party Beneficiaries. Except as provided in the second sentence of Section 5.16, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations, warranties, covenants and agreements contained herein shall survive the Closing and delivery of the Shares.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Independent Nature of Purchaser’s Obligations and Rights. The obligations of the Purchaser under the Transaction Documents or any similar transaction document are several and not joint with the obligations of any other purchase of the Company’s Common Stock on the date hereof, and no such purchaser shall be responsible in any way for the performance of the obligations of any other purchaser under these Transaction Documents or any similar transaction document. Nothing contained herein or in any Transaction Document or in any other document executed in connection with the sale of the Company’s Common Stock on the date hereof, and no action taken by the Purchaser pursuant hereto or any other purchase pursuant thereto, shall be deemed to constitute the purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or any other document executed in connection with the sale of the Company’s Common Stock on the date hereof. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser to be joined as an additional party in any proceeding for such purpose. The Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all purchasers of the Company’s Common Stock on the date hereof with the same terms and substantially similar transaction documents for the convenience of the Company and not because it was required or requested to do so by the purchasers.

5.16 Acknowledgment Regarding RBC. The Purchaser acknowledges that RBC is acting as a placement agent for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser further acknowledges that RBC has acted solely as agent of the Company in connection with the offering of the Shares by the Company. The Purchaser further acknowledges that the provisions of Sections 2.3(b)(vi), 3.2(b) and 5.16 are for the benefit of and may be enforced by RBC.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Company : VINEYARD NATIONAL BANCORP	Address for Notice:
By: ______________________ Name: Title:	9590 Foothill Boulevard Rancho Cucamonga, California 91730 Attn: Gordon Fong, Executive Vice President and Chief Financial Officer Fax: (949) 788-0726
With a copy to (which shall not constitute notice): Patton Boggs LLP 2550 M Street, N.W. Washington, DC 20037 Attn: Jeffrey D. Haas Fax: 202-457-6315

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO VNBC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchasing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Entity:
Fax:

Address for Notice of Purchasing Entity:

DWAC Instructions for Common Stock:

Subscription Amount: $

Settlement of Shares: In accordance with Section 2.2(a)(i), the Purchaser elects to receive delivery of its Shares pursuant to (CHECK ONE):

______ Section 2.2(a)(i)(1) - DWAC

______ Section 2.2(a)(i)(2) - Delivery versus payment

Disclosure Schedules